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                                                                     Exhibit 1-2

                        _________ __% CAPITAL SECURITIES

                          ENERGY EAST CAPITAL TRUST [ ]
                                  GUARANTEED BY
                             ENERGY EAST CORPORATION

                             UNDERWRITING AGREEMENT

                                                                   [Insert Date]

[Name of Representatives]
  for themselves and as Representatives for the Underwriters named in Schedule A, attached hereto

[Name and Address of Representatives]





Ladies and Gentlemen:

                  1. Energy East Capital Trust [ ] (the "Trust"), a statutory business trust created under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C. Sections 3801 et seq.), and Energy East Corporation, a New York corporation ("Energy East" and, together with the Trust, the "Offerors"), confirm their agreement (the "Agreement") with [Name of Representatives] (together, the "Representatives"), and each of the other Underwriters named in Schedule A hereto (collectively, including the Representatives, the "Underwriters"), with respect to the issue and sale by the Trust and the purchase by the Underwriters, acting severally and not jointly, of the respective number set forth opposite their names in Schedule A of the ________ __% Capital Securities (liquidation amount of $______ per security) of the Trust (the "Capital Securities") under the terms specified in Schedule B hereto. The Capital Securities will be fully and unconditionally guaranteed by Energy East (the "Capital Securities Guarantee"), to the extent described in the Prospectus (as defined below), with respect to distributions and payments upon liquidation, redemption and otherwise pursuant to the Capital Securities Guarantee Agreement (the "Capital Securities Guarantee Agreement"), to be dated as of _______________, between Energy East and The Chase Manhattan Bank, as Trustee (the "Guarantee Trustee"). The Capital Securities issued in book-entry form will be issued to Cede & Co., as nominee of The Depository Trust Company ("DTC"), pursuant to a letter of representations, to be dated on or prior to the Time of Delivery (as defined in Section 4 herein), among the Trust, the Guarantee Trustee and DTC.

                  The entire proceeds from the sale of the Capital Securities will be combined with the entire proceeds from the sale by the Trust to Energy East of its common securities (the

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"Common Securities"), and will be used by the Trust to purchase $_______________
of ___% Junior Subordinated Debt Securities, due _______________ (the "Debt Securities") issued by Energy East. The Capital Securities and the Common Securities will be issued pursuant to the Amended and Restated Trust Agreement of Energy East Capital Trust [ ], to be dated as of _______________ (the "Trust Agreement"), among Energy East, as sponsor, _______________ and _______________, as administrative trustees (the "Administrative Trustees"), The Chase Manhattan Bank, as property trustee (the "Property Trustee"), and Chase Manhattan Bank
USA, National Association, as Delaware trustee (the "Delaware Trustee" and, together with the Property Trustee and the Administrative Trustees, the "Trustees"). The Debt Securities will be issued pursuant to an indenture dated as of _____________, as to be supplemented by a ___________ Supplemental Indenture dated as of _______________ (collectively, the "Indenture"), between Energy East and The Chase Manhattan Bank, as trustee (the "Debt Securities Trustee"). The Trust and Energy East shall enter into an Agreement as to Expenses and Liabilities (the "Expenses Agreement") to be dated as of _______________, pursuant to which Energy East shall pay, under certain circumstances, the Obligations (as defined in the Expenses Agreement) of the Trust.

                  The Capital Securities, the Capital Securities Guarantee and the Debt Securities may be collectively referred to herein as the "Securities." The Indenture, the Trust Agreement and the Capital Securities Guarantee Agreement, the Expenses Agreement and this Agreement may be referred to herein collectively as the "Operative Documents."

                  The Offerors understand that the Underwriters propose to make a public offering of the Capital Securities (as guaranteed by the Capital Securities Guarantee) on the terms and in the manner set forth herein and agree that the Underwriters may resell, subject to the conditions set forth herein, all or a portion of the Capital Securities.

                  Any discretion to be exercised with respect to this Agreement will be exercised jointly by _____ and ____ as [joint book-running managers].

                  2. The Offerors jointly and severally represent and warrant to, and agree with, each of the Underwriters that:

                  (a) A registration statement on Form S-3 (File Nos. 333-62056 and 333-62056-0_), as amended by Pre-Effective Amendment No. 1 (the "Registration Statement," which term shall include all exhibits thereto and the documents incorporated by reference in the prospectus contained therein) in respect of the Securities and certain other securities of Energy East has been filed with the Securities and Exchange Commission (the "Commission"); the Registration Statement, in the form heretofore delivered or to be delivered to the Underwriters has been declared effective by the Commission in such form; no other document with respect to the Registration Statement or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission; and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (the term "Base Prospectus" means the base prospectus relating to the Capital Securities and other securities included in the Registration Statement; the term "Prospectus" means the Base Prospectus supplemented by a prospectus supplement ("Prospectus Supplement") relating

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         specifically to the Capital Securities filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"); the term "Preliminary Prospectus" means a preliminary prospectus supplement specifically relating to the Capital Securities together with the Base Prospectus; any reference herein to any Base Prospectus, Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Base Prospectus, Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement shall be deemed to refer to and include any documents filed after the date of such Base Prospectus under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Base Prospectus; any reference to the Registration Statement shall be deemed to refer to and include any document filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement;

                  (b) Except for the order of the Commission with respect to the effectiveness of the Registration Statement referred to in paragraph (a) above, no consent, approval, authorization, order, registration or qualification of or with any federal or state commission, court or governmental agency or body is required for the issue and sale of the Capital Securities or the issue of the Common Securities, Capital Securities Guarantee or the Debt Securities or the consummation by Energy East or the Trust of the transactions contemplated by the Operating Documents, except such approvals as have been, or will have been, prior to the Time of Delivery, obtained under the Act, the Public Utility Holding Company Act of 1935 (the "Holding Company Act") and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Capital Securities by the Underwriters; and a copy of the order heretofore entered by the Commission with respect to the effectiveness of the Registration Statement has been or will be delivered to Underwriters;

                  (c) The documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to Energy East by any Underwriter of the Capital Securities expressly for use in the Prospectus as amended or supplemented;


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                  (d)      The Registration Statement and the Prospectus
         conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939 (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date and the Time of Delivery as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to Energy East by any Underwriter of the Capital Securities expressly for use in the Prospectus as amended or supplemented;

                  (e) The consolidated financial statements filed with or as part of the Registration Statement present fairly the financial position, results of operations and changes in financial position of Energy East and its subsidiaries at the dates and for the periods indicated, all in conformity with generally accepted accounting principles; and neither Energy East nor the Trust has any material contingent obligation which is not disclosed in the Registration Statement and the Prospectus;

                  (f) Neither Energy East nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which would result in any material adverse change, or any development involving a prospective material adverse change in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of Energy East and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock (other than pursuant to Energy East's common stock repurchase program, or its dividend reinvestment and other common stock plans) or long-term debt of Energy East or any of its Significant Subsidiaries, as that term is defined in Rule 1-02 of Regulation S-X of the Rules and Regulations, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of Energy East and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position or results of operations of the Trust;

                  (g) Energy East has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and is duly qualified to transact business and is in good


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         standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Energy East and its subsidiaries, taken as a whole;

                  (h) The Trust has been duly created and is validly existing and in good standing as a business trust under the Delaware Act, with power and authority to own property and conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and the Trust Agreement; the Trust is and will be classified for United States Federal income tax purposes as a grantor trust and not as an association taxable as a corporation. The Trust does not have any consolidated or unconsolidated Significant Subsidiaries as such term is defined in Rule 1-02 of Regulation S-X of the Rules and Regulations, and will be treated as a consolidated subsidiary of Energy East pursuant to generally accepted accounting principles. The Trust is not required to be authorized to do business in any jurisdiction other than the State of Delaware. The Trust is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business;

                  (i) Each Significant Subsidiary of Energy East has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the power and authority (corporate and other) to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Energy East and its subsidiaries, taken as a whole; except as described in the Registration Statement and the Prospectus, each Significant Subsidiary of Energy East holds all material licenses, certificates and permits from governmental authorities necessary for the conduct of its business;

                  (j) Energy East has an authorized capitalization as set forth in the Prospectus as amended or supplemented, and all of the issued shares of capital stock of Energy East have been duly and validly authorized and issued and are fully paid and non-assessable;

                  (k) The Common Securities have been duly authorized by the Trust Agreement and, when duly executed, issued and delivered by the Trust to Energy East against payment therefor as set forth in the Trust Agreement, will be validly issued and, subject to the terms of the Trust Agreement, fully paid and non-assessable undivided beneficial interests in the assets of the Trust. The issuance of the Common Securities is not subject to preemptive or other similar rights. On the Time of Delivery, all of the issued and outstanding Common Securities of the Trust will be directly owned by Energy East free and clear of any security interest, mortgage, pledge, lien, claim, encumbrance or equitable right;

                  (l) The Capital Securities have been duly authorized by the Trust Agreement and, when duly executed, issued and delivered, will be validly issued and, subject to the


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         terms of the Trust Agreement, fully paid and non-assessable preferred undivided beneficial interests in the assets of the Trust. Subject to the terms of the Trust Agreement, the holders of the Capital Securities, as beneficial owners of Capital Securities of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware except that the holders of the Capital Securities may be obligated to provide (a) indemnity and security in connection with and pay taxes or governmental charges arising from transfers of Capital Securities certificates and the issuance of replacement Capital Securities certificates, and (b) security and indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and remedies under the Trust Agreement;

                  (m) The Capital Securities Guarantee Agreement, the Trust Agreement, the Debt Securities, the Expenses Agreement and the Indenture have each been duly authorized by Energy East and when validly executed and delivered by Energy East and, in the case of the Capital Securities Guarantee Agreement, by the Guarantee Trustee, in the case of the Trust Agreement, by the Trustees thereto, in the case of the Indenture, by the Debt Securities Trustee, and in the case of the Debt Securities, when validly issued by Energy East and duly authenticated and delivered by the Debt Securities Trustee, will constitute valid and legally binding obligations of Energy East, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws or judicial decisions of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforcement is considered in a proceeding at law or in equity); the Debt Securities when validly issued by Energy East and duly authenticated and delivered by the Debt Securities Trustee, will be entitled to the benefits of the Indenture; each of the Indenture, the Trust Agreement and the Capital Securities Guarantee Agreement has been duly authorized and duly qualified under the Trust Indenture Act; and each of the Securities and the Operative Documents conform to the descriptions thereof in the Prospectus;

                  (n) The execution, delivery and performance of the Operative Documents, the Common Securities and the Capital Securities by the Trust and the consummation of the transactions contemplated in the Operative Documents, the Common Securities, the Capital Securities and in the Registration Statement (including the issuance and sale of the Common Securities and the Capital Securities by the Trust and the use of the proceeds from the sale of the Common Securities and the Capital Securities as described in the Prospectus under the caption "Use of Proceeds") by the Trust and compliance by the Trust with its obligations under the Operative Documents, the Common Securities and Capital Securities will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Trust is a party or by which the Trust is bound, nor will such action result in any violation of the provisions of the Trust Agreement or the certificate of trust of the Trust, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust. The Trust is not a party to or otherwise bound by any material agreement other than those described in the Prospectus;


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                  (o)      The execution, delivery and performance of the
         Operative Documents and the Debt Securities by Energy East and the consummation of the transactions contemplated in the Operative Documents, the Debt Securities and the Registration Statement (including the issuance and sale of the Debt Securities and the use of the proceeds from the sale of the Debt Securities as described in the Prospectus under the caption "Use of Proceeds") by Energy East and compliance by Energy East with its obligations under the Operative Documents and the Debt Securities will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Energy East is a party or by which Energy East is bound, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of Energy East or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Energy East or any of its properties;

                  (p) The statements set forth in the Prospectus as supplemented under the captions "Description of Trust Preferred Securities," "Description of Junior Subordinated Debt Securities," "Description of the Guarantees" and "Agreement as to Expenses and Liabilities," insofar as they purport to constitute a summary of the terms of the Capital Securities, Debt Securities, Capital Securities Guarantee, and Expenses Agreement, respectively, and under the captions "Material United States Federal Income Tax Considerations" and "Plan of Distribution," insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

                  (q) Neither Energy East nor any of its Significant Subsidiaries is in violation of its Certificate of Incorporation or By-laws nor is the Trust in violation of the Trust Agreement or certificate of trust of the Trust; none of Energy East, any of its Significant Subsidiaries or the Trust is in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contracts, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party;

                  (r) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which Energy East or any of its subsidiaries is a party or of which any property of Energy East or any of its subsidiaries is the subject which, if determined adversely to Energy East or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of Energy East and its subsidiaries, taken as a whole; and, to the best of Energy East's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (s) Each of Energy East and the Trust is not and, after giving effect to the offering and sale of the Capital Securities, will not be an "investment company," as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");


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                  (t)      PricewaterhouseCoopers LLP, who have certified
         certain consolidated financial statements of Energy East, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder; and

                  (u) Other than as set forth in the Prospectus, Energy East and its Significant Subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on Energy East and its subsidiaries, taken as a whole.

                  3. On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions herein set forth, the Trust agrees to sell to the several Underwriters and each Underwriter agrees, severally and not jointly, to purchase from the Trust the respective number of Capital Securities set forth in Schedule A hereto opposite to its name, at a purchase price of $___ per Capital Security.

                  4. The Capital Securities to be delivered to the Underwriters hereunder will be represented by one or more global certificates in book-entry form which will be deposited by, or on behalf of, the Trust with, and shall be registered in the name of, DTC or its designated custodian. The Trust will deliver the Capital Securities to the Underwriters at the Time of Delivery at the offices of Shearman & Sterling, New York, New York, against payment of the purchase price in Federal (same day) funds to the account specified by the Trust to the Underwriters. The Trust will cause the certificates representing the Capital Securities to be made available to the Underwriters for checking at least twenty-four hours prior to the Time of Delivery at the offices of Shearman & Sterling. The time and date of such delivery shall be 9:30 a.m., New York City time on ________ or such other date and time as Energy East and the Underwriters may agree upon in writing. Such date and time are herein called the "Time of Delivery."

                  5. Energy East and the Trust jointly and severally agree with each of the Underwriters:

                  (a) To prepare the Prospectus as amended or supplemented in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the date hereof or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date hereof and prior to the Time of Delivery which shall be disapproved by the Underwriters promptly after reasonable notice thereof (other than the filing of any document required to be filed under the Exchange Act which upon filing is deemed to be incorporated by reference in the Registration Statement or Prospectus); to advise the Representatives promptly of any such amendment

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         or supplement after such Time of Delivery and furnish the Underwriters with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by Energy East with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Capital Securities, and during such same period to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Capital Securities, of the suspension of the qualification of such Capital Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Capital Securities or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

                  (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Capital Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Capital Securities, PROVIDED that in connection therewith Energy East shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                  (c) Prior to 10:00 a.m., New York City time, on the New York business day next succeeding the date of this Agreement and from time to time, to furnish the Representatives with copies of the Prospectus, as amended or supplemented, in New York City in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Capital Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Underwriters and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;


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                  (d)      To make generally available to its securityholders as
         soon as practicable, but in any event not later than 18 months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of Energy East and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of Energy East, Rule 158); and

                  (e) During the period beginning from the date hereof and continuing to and including the Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of any debt securities of Energy East substantially similar to the Debt Securities or, in the case of an offering of Capital Securities, any securities with characteristics similar to those of the Capital Securities (other than the Capital Securities) without the prior consent of the Representatives.

                  6. Energy East covenants and agrees with the several Underwriters that Energy East will pay or cause to be paid the following: (i) the fees, disbursements and expenses of Energy East's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing the Operative Documents, any Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Capital Securities; (iii) all expenses in connection with the qualification of the Capital Securities, the Capital Securities Guarantee and the Debt Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and Legal Investment Surveys; (iv) any fees charged by securities rating services for rating the Capital Securities; (v) any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Capital Securities and, if applicable, the Debt Securities; (vi) the cost of preparing the Securities; (vii) the fees and expenses of any Trustee, the Guarantee Trustee and Debt Securities Trustee and any agent of any Trustee, the Guarantee Trustee and Debt Securities Trustee and the fees and disbursements of counsel for any Trustee, the Guarantee Trustee and Debt Securities Trustee in connection with any Operative Document and the Securities; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this
Section 6. It is understood, however, that, except as provided in this Section 6, and Sections 8 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Capital Securities by them, and any advertising expenses connected with any offers they may make.

                  7. The obligations of the Underwriters shall be subject, in the discretion of the Underwriters, to the condition that all representations and warranties and other statements of Energy East and the Trust in or incorporated by reference in the Prospectus as amended or supplemented are, at and as of the Time of Delivery, true and correct, the condition that Energy

East and the Trust shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) The Prospectus as amended or supplemented shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

                  (b) Shearman & Sterling, counsel for the Underwriters, shall have furnished to the Underwriters their opinion, dated the Time of Delivery, with respect to Energy East being duly incorporated and validly existing under the laws of the jurisdiction of its incorporation, the matters covered in paragraphs (v), (vi), (vii) and
         (ix) of subsection (c) below, and the accuracy and completeness of the statements set forth in the Prospectus under the captions "Description of Junior Subordinated Debt Securities" and "Description of the Guarantees," insofar as they purport to constitute a summary of the terms of the Debt Securities and the Capital Securities Guarantee, respectively, and "Plan of Distribution," insofar as they purport to describe the documents referred to therein, as well as such other matters as the Representatives on behalf of the Underwriters may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters;

                  (c) Huber Lawrence & Abell, counsel for Energy East and the Trust, shall have furnished to the Underwriters their opinion, dated the Time of Delivery, in form and substance satisfactory to the Representatives on behalf of the Underwriters, to the effect that:

                           (i) Energy East has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of its property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Energy East and its subsidiaries, taken as a whole;

                           (ii) Each Significant Subsidiary of Energy East has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state in which it is incorporated, has the power and authority (corporate and other) to own its property and conduct its business as described in the Prospectus as amended or supplemented and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Energy East and its subsidiaries, taken as a whole;

                           (iii) All of the issued shares of capital stock of Energy East have been duly and validly authorized and issued and are fully paid and non-assessable;

                           (iv) To the best of such counsel's knowledge and other than as set forth in the Prospectus as amended or supplemented, there are no legal or governmental proceedings pending to which Energy East or any of its subsidiaries is a party or of which any property of Energy East or any of its subsidiaries is the subject which, if determined adversely to Energy East or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of Energy East and its subsidiaries, taken as a whole; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                           (v) This Agreement has been duly authorized, executed and delivered by Energy East;

                           (vi)     The Debt Securities have been duly
                  authorized, executed, issued and delivered and, assuming due authentication by the Debt Securities Trustee, constitute valid and legally binding obligations of Energy East, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws or judicial decisions of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforcement is considered in a proceeding at law or in equity); and the Debt Securities are entitled to the benefits provided by the Indenture;

                           (vii) The Indenture has been duly authorized, executed and delivered by Energy East and constitutes a valid and legally binding obligation of Energy East, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws or judicial decisions of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforcement is considered in a proceeding at law or in equity); and the Indenture has been duly qualified under the Trust Indenture Act;

                           (viii)   The Trust Agreement has been duly
                  authorized, executed and delivered by Energy East and constitutes a valid and legally binding obligation of Energy East, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws or judicial decisions of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforcement is considered in a proceeding at law or in equity); and the Trust Agreement has been duly qualified under the Trust Indenture Act;

                           (ix) Each of the Capital Securities Guarantee Agreement and the Expenses Agreement has been duly authorized, executed and delivered by Energy East and constitutes a valid and legally binding obligation of Energy East, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws or judicial decisions of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforcement is considered in a proceeding at law or in equity); and the Capital Securities Guarantee Agreement has been duly qualified under the Trust Indenture Act;

                           (x) The Securities and the Operative Documents conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus;

                           (xi) The execution, delivery and performance of the Operative Documents and the Debt Securities by Energy East and the consummation of the transactions contemplated in the Operative Documents, the Debt Securities and the Registration Statement (including the issuance and sale of the Debt Securities and the use of the proceeds from the sale of the Debt Securities as described in the Prospectus under the caption "Use of Proceeds") by Energy East and compliance by Energy East with its obligations under the Operative Documents and the Debt Securities will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which Energy East or the Trust is a party or by which Energy East or the Trust is bound, nor will such actions result in any violation of the provisions of the Certificate of Incorporation or By-laws of Energy East or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over Energy East;

                           (xii) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Capital Securities or the issue of the Common Securities, Capital Securities Guarantee or Debt Securities or the consummation by Energy East of the transactions contemplated by the Operative Documents, except such as have been obtained under the Act, the Holding Company Act and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Capital Securities by the Underwriters;

                           (xiii)   Neither Energy East nor any of its
                  Significant Subsidiaries is in violation of its By-laws or Certificate of Incorporation and the Trust is not in violation of the Trust Agreement or certificate of trust of the Trust; none of Energy East, any of its Significant Subsidiaries or the Trust is in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, lease or other instrument to which it is a party;

                           (xiv) The statements set forth in the Prospectus under the captions "Description of Junior Subordinated Debt Securities," "Description of the Guarantees" and "Agreement as to Expenses and Liabilities," insofar as they purport to constitute a summary of the terms of Debt Securities and the Capital Securities Guarantee and the Expense Agreement, respectively, and under the captions "Material United States Federal Income Tax Considerations" and "Plan of Distribution," insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

                           (xv) Each of Energy East and the Trust is not an "investment company," as such term is defined in the Investment Company Act;

                           (xvi) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements, including the notes thereto and related schedules therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder; and they have no reason to believe that any of such documents, when they were so filed contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

                           (xvii)   The Registration Statement and the
                  Prospectus as amended or supplemented and any further amendments and supplements thereto made by Energy East prior to the Time of Delivery (other than the financial statements, including the notes thereto, and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection
                  (xiv) of this Section 7(c), they have no reason to believe that, as of the date of effectiveness of the Registration Statement and as of the Time of Delivery, the Registration Statement (other than the financial statements, including the notes thereto, and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date and as of the Time of Delivery, the Prospectus (other than the financial statements, including the notes thereto, and related schedules therein, as to which such counsel need express no opinion) contained or contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement as amended or supplemented required to be filed or any contracts or other documents of a character required to be filed as an exhibit to such Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus, each as amended or supplemented, which are not filed or incorporated by reference or described as required.

                  (d) Counsel for Energy East satisfactory to the Representatives on behalf of the Underwriters in the respective states of New York, Connecticut and Maine shall each have furnished to the Underwriters their written opinion, dated the Time of Delivery, in form and substance satisfactory to the Representatives on behalf of the Underwriters, to the effect that:

                           (i) Energy East is in good standing under the laws of such state, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented and is duly qualified to transact business and is in good standing in such state, except to the extent such failure to be so qualified or be in good standing would not have a material adverse effect on Energy East and its subsidiaries, taken as a whole;

                           (ii) Energy East is not a public utility or public service company subject to the jurisdiction of the state commission or regulatory authority in the respective state as a public utility or public service company;

                           (iii) No consent, approval, authorization, order, registration or qualification of or with any court, governmental agency or regulatory authority of such state is required for the issue and sale of the Capital Securities or for the issue of the Common Securities, the Capital Securities Guarantee or the Debt Securities or the consummation by Energy East of the transactions contemplated by the Operative Documents, except such as have been obtained under the Act, the Holding Company Act and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Capital Securities by the Underwriters; and

                           (iv) The issue and sale of the Capital Securities and the compliance by Energy East with all of the provisions of the Capital Securities, the Operative Documents and the consummation of the transactions herein and therein contemplated will not conflict with or result in a violation of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body in such state or commonwealth having jurisdiction over Energy East.

                  (e) Richards, Layton & Finger, P.A., Delaware counsel for the Trust and Energy East, shall have furnished to the Underwriters an opinion, dated the Time of

         Delivery, in form and substance satisfactory to the Representatives on behalf of the Underwriters, to the effect that:

                           (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made;

                           (ii) Under the Delaware Act and the Trust Agreement, the Trust has the business trust power and authority to own property and conduct its business, all as described in the Prospectus;

                           (iii) Under the Delaware Business Trust Act and the Trust Agreement, the Trust has the business trust power and authority (a) to execute and deliver this Agreement, (b) to perform its obligations under this Agreement and (c) to issue and perform its obligations under the Capital Securities and the Common Securities;

                           (iv) Under the Delaware Act and the Trust Agreement, the execution and delivery by the Trust of this Agreement and the performance by the Trust of its obligations hereunder and under the Trust Agreement have been duly authorized by all necessary business trust action on the part of the Trust;

                           (v) The Trust Agreement constitutes a valid and legally binding obligation of Energy East and the trustees named therein, enforceable against Energy East and the trustees named therein, in accordance with its terms, subject, as to enforcement, to the effect upon the Trust Agreement of
                  (a) bankruptcy, insolvency, moratorium, receivership, liquidation, fraudulent conveyance or transfer, reorganization and other similar laws relating to or affecting the remedies and rights of creditors generally, (b) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered or applied in a proceeding in equity or at law) and (c) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

                           (vi) The Capital Securities have been duly authorized by the Trust Agreement and are duly and validly issued and, subject to the qualifications set forth herein, fully paid and non-assessable preferred undivided beneficial interests in the assets of the Trust; the holders of the Capital Securities, as beneficial owners of the Trust (the "Securityholders"), are entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; PROVIDED, HOWEVER, that such counsel may note that the Securityholders may be obligated, pursuant to the Trust Agreement, to (a) provide indemnity and security in connection with and pay a sum sufficient to cover any taxes or governmental charges arising from transfers or exchanges of Capital Securities certificates and the issuance of replacement Capital Securities certificates and (b) provide security and indemnity in connection with requests of or directions to the Property Trustee

                  (as defined in the Trust Agreement) to exercise its rights and powers under the Trust Agreement; and under the Delaware Act and the Trust Agreement, the issuance of the Capital Securities is not subject to preemptive or other similar rights;

                           (vii) The Common Securities have been duly authorized by the Trust Agreement and are duly and validly issued and fully paid common undivided beneficial interests in the assets of the Trust; and under the Delaware Act and the Trust Agreement, the issuance of the Common Securities is not subject to preemptive or other similar rights;

                           (viii) The issuance and sale by the Trust of the Capital Securities and the Common Securities, the execution, delivery and performance by the Trust of this Agreement, the performance by the Trust of the Trust Agreement, the consummation by the Trust of the transactions contemplated herein and therein and the compliance by the Trust with its obligations hereunder do not violate (a) any of the provisions of the certificate of trust of the Trust or the Trust Agreement or (b) any applicable Delaware law or Delaware administrative regulation;

                           (ix) The statements set forth in the Prospectus under the caption "Description of the Trust Preferred Securities," insofar as they purport to constitute a summary of the terms of the Capital Securities, are accurate, complete and fair;

                           (x) Assuming that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware trustee as required by the Delaware Act and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, no authorization, approval, consent or order of any Delaware court or Delaware governmental authority or Delaware agency is required to be obtained by the Trust solely as a result of the issuance and sale of the Capital Securities, the consummation by the Trust of the transactions contemplated in this Agreement and the Trust Agreement or the compliance by the Trust of its obligations hereunder and thereunder; and

                           (xi) Assuming that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware trustee as required by the Delaware Act and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, and assuming that the Trust is treated as a grantor trust for federal income tax purposes, the Securityholders (other than those holders of the Capital Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

                  (f) _______________, counsel to Chase Manhattan Bank USA, National Association, as Delaware Trustee under the Trust Agreement, shall have furnished to the Underwriters, dated the Time of Delivery, in form and substance satisfactory to the Representatives on behalf of the Underwriters, to the effect that:

                           (i) The Delaware Trustee is duly incorporated, validly existing in good standing as a banking association under the federal laws of the United States of America and has the power and authority to execute, deliver and perform its obligations under the Trust Agreement;

                           (ii)     The Trust Agreement has been duly
                  authorized, executed and delivered by the Delaware Trustee and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against the Delaware Trustee, in accordance with its terms;

                           (iii)    The execution and delivery of, and
                  performance of the terms of, the Trust Agreement by the Delaware Trustee does not conflict with or constitute a breach of or default under the charter or by-laws of the Delaware Trustee; and

                           (iv) No consent, approval or authorization of, or registration, declaration or filing with, any court or governmental agency or body having jurisdiction in the premises is required under federal law for the execution, delivery or performance by the Delaware Trustee of the Trust Agreement.

                  (g) Cravath, Swaine & Moore, counsel to The Chase Manhattan Bank, as Debt Securities Trustee, Guarantee Trustee and Property Trustee, shall have furnished to the Underwriters their opinion, dated the Time of Delivery, in form and substance satisfactory to the Representatives on behalf of the Underwriters, to the effect that:

                           (i) The Chase Manhattan Bank (the "Bank") has been duly incorporated and is validly existing as a banking corporation in good standing under the laws of the State of New York;

                           (ii) The Bank has the corporate trust power and authority to execute, deliver and perform its duties under the Indenture, the Capital Securities Guarantee Agreement and the Trust Agreement, has duly executed and delivered the Indenture, the Capital Securities Guarantee Agreement and the Trust Agreement, and, insofar as the laws governing the trust powers of the Bank are concerned and assuming due authorization, execution and delivery thereof by the other parties thereto, each of the Indenture, the Capital Securities Guarantee Agreement and the Trust Agreement constitutes a legal, valid and binding agreement of the Bank, enforceable against the Bank in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law;

                           (iii) The execution, delivery and performance by the Bank of the Indenture, the Capital Securities Guarantee Agreement and the Trust Agreement do not conflict with or constitute a breach of the charter or bylaws of the Bank; and

                           (iv) No approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the trust powers of the Bank is required in connection with the execution and delivery by the Bank of the Indenture, the Capital Securities Guarantee Agreement or the Trust Agreement or the performance by the Bank of its duties thereunder, except such as have been obtained, taken or made.

                  (h) On the date hereof and at the Time of Delivery, the independent accountants of Energy East who have certified the consolidated financial statements of Energy East included or incorporated by reference in the Registration Statement shall have furnished to the Underwriters a letter to the effect set forth in Exhibit A hereto with respect to such letter dated the date hereof, and as to such other matters as the Underwriters may reasonably request and in form and substance satisfactory to the Representatives on behalf of the Underwriters with respect to such letter dated the Time of Delivery;

                  (i) (i) Neither Energy East nor any of its subsidiaries shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which would result in any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of Energy East and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the date hereof there shall not have been any change in the capital stock (other than pursuant to Energy East's common stock repurchase program, or its dividend reinvestment and other common stock plans), or long-term debt of Energy East or any of its Significant Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of Energy East and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus as of the date of this Agreement, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Underwriters so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Capital Securities on the terms and in the manner contemplated in the Prospectus;

                  (j) During the period beginning on the date hereof and ending at the Time of Delivery (i) no downgrading shall have occurred in the rating accorded Energy East's debt securities or preferred stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of Energy East's debt securities or preferred stock;

                  (k) During the period beginning on the date hereof and ending at the Time of Delivery, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or the establishment of minimum prices on such exchange; (ii) a suspension or material limitation in trading in Energy East's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities;
         (iv) a material disruption of the United States government securities market, United States corporate bond market or the United States federal wire transfer system; and (v) an outbreak or escalation of hostilities involving the United States or the declaration of a national emergency or war by the United States, if the effect of any such event specified in this clause (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus;

                  (l) Energy East shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York business day next succeeding the date of this Agreement; and

                  (m) Energy East shall have furnished or caused to be furnished to the Underwriters at the Time of Delivery a certificate or certificates of officers of Energy East and the Trust satisfactory to the Representatives on behalf of the Underwriters as to the accuracy of the representations and warranties of Energy East and the Trust herein at and as of such Time of Delivery, as to the performance by Energy East and the Trust of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (i) of this Section and as to such other matters as the Underwriters may reasonably request.

                  8. (a) Energy East agrees to indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; PROVIDED, HOWEVER, that Energy East shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Prospectus, the Registration Statement, the Prospectus, or any such amendment or supplement thereto, in reliance upon and in conformity with written information relating to any Underwriter furnished to Energy East expressly for use in the Prospectus as amended or supplemented.

                  (b) Each Underwriter will indemnify and hold harmless Energy East against any losses, claims, damages or liabilities to which Energy East may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus, or any amendment or supplement thereto in reliance upon and in conformity with written information relating to such Underwriter furnished to Energy East by such Underwriter expressly for use therein; and will reimburse Energy East for any legal or other expenses reasonably incurred by Energy East in connection with investigating or defending any such action or claim as such expenses are incurred.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by Energy East on the one hand and the Underwriters on the other to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of Energy East on the one hand and the Underwriters of the Capital Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by Energy East on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by Energy East bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Energy East on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Energy East and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by PRO RATA allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Capital Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Capital Securities and not joint.

                  (e) The obligations of Energy East under this Section 8 shall be in addition to any liability which Energy East may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls Energy East within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of any Underwriter and to each person, if any, who controls an Underwriter, within the meaning of the Act.

                  9. (a) If any Underwriter shall default in its obligation to purchase the Capital Securities which it has agreed to purchase under this Agreement, the non-defaulting Underwriters may in their discretion arrange for themselves or another party or other parties to purchase such Capital Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the non-defaulting Underwriters do not arrange for the purchase of such Capital Securities, then Energy East shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the non-defaulting Underwriters to purchase such Capital Securities on such terms. In the event that, within the respective prescribed period, the non-defaulting Underwriters notify Energy East that they have so arranged for the purchase of such Capital Securities, or Energy East notifies the non-defaulting Underwriters that it has so arranged for the purchase of such Capital Securities, the non-defaulting Underwriters or Energy East shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and Energy East agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the non-defaulting Underwriters may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement.

                  (b) If, after giving effect to any arrangements for the purchase of the Capital Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and Energy East as provided in subsection (a) above, the number of Capital Securities which remains unpurchased does not exceed one-eleventh of the number of Capital Securities, then Energy East shall have the right to require each non-defaulting Underwriter to purchase the number of Capital Securities which such non-defaulting Underwriter agreed to purchase under this Agreement and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Capital Securities which such Underwriter agreed to purchase hereunder) of the Capital Securities which such defaulting Underwriter or Underwriters agreed to purchase for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                  (c) If, after giving effect to any arrangements for the purchase of the Capital Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and Energy East as provided in subsection (a) above, the number of Capital Securities which remains unpurchased exceeds one-eleventh of the number of Capital Securities, as referred to in subsection
(b) above, or if Energy East shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Capital Securities of the defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or Energy East, except for the expenses to be borne by Energy East and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve the defaulting Underwriter from liability for its default.

                  10. The respective indemnities, agreements, representations, warranties and other statements of Energy East and the Trust, if applicable, and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this

Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter, or any controlling person of any Underwriter, or Energy East, or any officer or director or controlling person of Energy East, and shall survive delivery of and payment for the Capital Securities.

                  11. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of such Underwriters; if to __________; if to __________; and if to Energy East shall be delivered or sent by mail, telex or facsimile transmission to Energy East Corporation, P.O. Box 12904, Albany, NY 11212-2904, Attn: Treasurer; and if to the Trust or the Administrative Trustees shall be delivered or sent by mail, telex or facsimile transmission to Energy East Corporation, P.O. Box 12904, Albany, NY 11212-2904, Attention: Treasurer; PROVIDED, HOWEVER, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth above. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

                  12. If either Energy East or the Trust fails or refuses to comply with the terms or to fulfill any of the conditions of this Agreement other than by reason of default by the Underwriters, Energy East will reimburse the Underwriters for all out-of-pocket expenses approved in writing by the Underwriters, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase of the Capital Securities.

                  13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters and Energy East and the Trust and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of Energy East and each person who controls any Underwriter or Energy East, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Capital Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

                  14. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business. Except as expressly provided in this agreement, all capitalized terms used and not defined herein shall have the meanings assigned to them in the Indenture.

                  15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  16. This Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                  If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof.

                                           Very truly yours,


                                           ENERGY EAST CAPITAL TRUST [  ]

                                           By:  ENERGY EAST CORPORATION, as
                                                 Sponsor


                                           By:  ________________________________
                                                 Name:
                                                 Title:



                                           ENERGY EAST CORPORATION


                                           By:  ________________________________
                                                 Name:
                                                 Title:


Accepted as of the date hereof:


[Name of Representatives]

Each acting severally on behalf of itself and for the several Underwriters named herein.

By:  [NAME OF REPRESENTATIVE]

By:  ____________________________
      Authorized Signatory
      Name:
      Title:



By:  [NAME OF REPRESENTATIVE]

By:  ____________________________
      Authorized Signatory
      Name:
      Title:


For themselves and on behalf of the several Underwriters named in Schedule A hereto.

                                                                      SCHEDULE A



                                               NUMBER OF CAPITAL SECURITIES
UNDERWRITERS                                          TO BE PURCHASED
------------                              --------------------------------------










                                                              ---------------
                                                              Total:

                                                                      SCHEDULE B

Title of Security:  ___% Capital Securities

Distribution Rate on Capital Securities:  ___%

Coupon on Debt Securities:  ___%

Total Number of Capital Securities Being Offered:  _________

Price to Public Per Capital Security:  $_________

Total Price to Public:  $_________

Underwriting Commissions Per Capital Security:  $____

Total of Underwriting Commissions:   $_________

Proceeds to the Trust Per Capital Security:  $_________

Total Proceeds to the Trust:  $_________

Time of Delivery ____________________, 9:30 A.M.

Closing Location:          599 Lexington Avenue
                           New York, NY  10022

The Capital Securities will be available for inspection by the Representatives at:
                           599 Lexington Avenue
                           New York, NY  10022

Address for Notices to the Underwriters:

                           [Name and Address of Representatives]



with a copy of any notice pursuant to Section 9(c) also sent to:

                           [Name and Address of Representatives]

                                                                       EXHIBIT A

                  Pursuant to Section 7(h) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

                  (i) They are independent certified public accountants with respect to Energy East and its subsidiaries within the meaning of the Act and the applicable rules and regulations adopted by the Commission;

                  (ii) In their opinion, the financial statements and any supplementary financial information and schedules audited (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related rules and regulations; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of Energy East for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the Underwriters;

                  (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in Energy East's quarterly report on Form 10-Q incorporated by reference into the Prospectus; and on the basis of specified procedures including inquiries of officials of Energy East who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission;

                  (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of Energy East for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of Energy East's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for five such fiscal years included or incorporated by reference in Energy East's Annual Reports on Form 10-K for such fiscal years;

                  (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302 and 503(d), respectively, of Regulation S-K;

                  (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of Energy East and its subsidiaries, inspection of the minute books of Energy East and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of Energy East and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                           (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in Energy East's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations adopted by the Commission, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in Energy East's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles;

                           (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in Energy East's Annual Report on Form 10-K for the most recent fiscal year;

                           (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in Energy East's Annual Report on Form 10-K for the most recent fiscal year;

                           (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the rules and regulations adopted by the Commission thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                           (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of Energy East and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Underwriter, or any increases in any items specified by the Underwriters, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                           (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Underwriters, or any increases in any items specified by the Underwriters, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Underwriters, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (vii) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Underwriters which are derived from the general accounting records of Energy East and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Underwriters or in documents incorporated by reference in the Prospectus specified by the Underwriters, and have compared certain of such amounts, percentages and financial information with the accounting records of Energy East and its subsidiaries and have found them to be in agreement.


                                       3